UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2014

PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 SE Evangeline Thruway, Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

(337) 235-2452

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

A. Third Supplemental Indenture

As previously announced, on March 3, 2014, PHI, Inc. (“PHI”) commenced a tender offer and consent solicitation for any and all of its $300 million aggregate principal amount of 8.625% Senior Notes due 2018 (the “2018 Notes”) on the terms and subject to the conditions set forth in PHI’s Offer to Purchase and Consent Solicitation Statement dated March 3, 2014 (collectively, the “Tender Transactions”). On March 17, 2014, PHI announced that, as of 12:00 midnight, New York City time, at the end of March 14, 2014, it had received the requisite tenders and consents to amend the indenture governing the 2018 Notes (the “2018 Indenture”) and accordingly entered into a supplemental indenture, dated March 17, 2014 (the “Third Supplemental Indenture”), to the 2018 Indenture with the Bank of New York Mellon Trust Company, N.A., as trustee for the 2018 Notes. The Third Supplemental Indenture eliminates most of the restrictive covenants and certain events of default contained in the 2018 Indenture. Henceforth, the rights of the holders of any 2018 Notes that remain outstanding after the date of this Current Report will be governed by the 2018 Indenture, as amended by all supplemental indentures through such date, including the Third Supplemental Indenture.

B. Indenture governing 2019 Notes

On March 17, 2014, PHI completed its previously-announced private offering of $500 million aggregate principal amount of 5.25% Senior Notes due 2019 (the “2019 Notes”) to UBS Securities LLC (the “Initial Purchaser”) in accordance with a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The 2019 Notes will mature on March 15, 2019, are unconditionally guaranteed on a senior basis by the Subsidiary Guarantors (as defined below), and are the general, unsecured obligations of PHI and the Subsidiary Guarantors. Interest is payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2014. PHI has the option to redeem some or all of the 2019 Notes at any time on or after March 15, 2016 at specified redemption prices. Prior to that time, PHI has the option to redeem some or all of the 2019 Notes pursuant to certain make-whole provisions or to redeem a portion of the 2019 Notes with the net proceeds of certain specified equity offerings.

The 2019 Notes were issued pursuant to an indenture entered into on March 17, 2014 (the “2019 Indenture”) by and among PHI, the subsidiary guarantors party thereto (the “Subsidiary Guarantors”) and U.S. Bank National Association, as trustee (the “2019 Trustee”). The terms of the 2019 Notes are governed by the 2019 Indenture, which contains, among other things, certain restrictive covenants, including limitations on incurring indebtedness, creating liens, selling assets and entering into certain transactions with affiliates. The covenants also limit PHI’s ability to, among other things, pay cash dividends on common stock, repurchase or redeem common or preferred equity, prepay subordinated debt and make certain investments. Upon the occurrence of a “Change in Control Repurchase Event” (as defined in the 2019 Indenture), PHI will be required, unless it has previously elected to redeem the 2019 Notes as described above, to make an offer to purchase the 2019 Notes for a cash price equal to 101% of their principal amount. Upon the occurrence of an “Event of Default” (as defined in the 2019 Indenture), the 2019 Trustee or the holders of the 2019 Notes may declare all outstanding 2019 Notes to be due and payable immediately.

C. Registration Rights Agreement

In connection with the issuance of the 2019 Notes, PHI entered into a registration rights agreement (the “Registration Rights Agreement”) dated March 17, 2014 with the Initial Purchaser whereby PHI agreed to offer to exchange the 2019 Notes for a new issue of substantially identical notes registered under the Securities Act.

Under the Registration Rights Agreement, PHI is required, at its own cost, to file an exchange offer registration statement with the Securities and Exchange Commission, use its reasonable best efforts to cause the exchange offer registration statement to be declared effective and consummate the exchange offer by March 17, 2015. Promptly following the effectiveness of the exchange offer registration statement, PHI will keep the exchange offer open for not less than 30 days after holders of the 2019 Notes are notified of the exchange offer. In the event PHI breaches certain of its obligations under the Registration Rights Agreement, it will be obligated to pay additional interest to the holders of the 2019 Notes.

D. Other

The foregoing descriptions of the Third Supplemental Indenture, the 2019 Indenture, the 2019 Notes and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements or forms of notes, as applicable, copies of which are filed as exhibits hereto, and are incorporated herein by reference. For additional information on the transactions described under this Item 1.01, please see Item 7.01 of this Current Report and PHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission as of March 6, 2014.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Item 1.01(B) hereto is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

Item 1.01(A) hereto is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 17, 2014, PHI issued a press release announcing that, as of 12:00 midnight, New York City time, at the end of March 14, 2014, it had received the requisite tenders and consents from the holders of 97.52% of the aggregate principal amount of its outstanding 2018 Notes in connection with the Tender Transactions discussed in Item 1.01(A) hereto. A copy of this press release is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

On March 17, 2014, PHI also issued a press release announcing that it had:

•	completed its previously-announced private offering of $500 million aggregate principal amount of its 2019 Notes;

•	used a portion of the net proceeds from the sale of the 2019 Notes to purchase all of the approximately $292.6 million of its $300 million aggregate principal amount of 2018 Notes that were validly tendered and not validly withdrawn prior to 12:00 midnight., New York City time, at the end of March 14, 2014 pursuant to the Tender Transactions; and

•	called for redemption on April 16, 2014 all of the 2018 Notes that remain outstanding after the completion of the Tender Transactions at a “make-whole” redemption price to be determined in accordance with the terms of the 2018 Notes, plus accrued and unpaid interest to but excluding the redemption date, if any.

A copy of this press release is filed as Exhibit 99.4 hereto and is incorporated herein by reference

In accordance with General Instruction B.2 of Form 8-K, the information presented under Item 7.01 of this Current Report and set forth in Exhibits 99.3 and 99.4 hereto is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Forward Looking Statements

This report includes certain forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of PHI. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to corporate developments that could preclude, impair or delay the above-described transactions due to restrictions under the federal securities laws; changes in PHI’s cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of PHI to consummate the above-described transactions on the terms described above or at all; and other risks referenced from time to time in PHI’s filings with the Securities and Exchange Commission. There can be no assurances that the above-described transactions will be consummated on the terms described above or at all. You should be aware that new factors may emerge from time to time and it is not possible for PHI to identify all such factors, nor can PHI predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. PHI undertakes no obligation to update any of its forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc.

Date: March 17, 2014	By:	/s/ Trudy P. McConnaughhay

	Name:	Trudy P. McConnaughhay
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Third Supplemental Indenture dated as of March 17, 2014 to the Indenture dated as of September 23, 2010 by and among PHI, Inc., the subsidiary guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2*	Indenture dated as of March 17, 2014 by and among PHI, Inc., the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee, pursuant to which the 2019 Notes were issued.

4.3*	Form of 2019 Notes (set forth in Exhibit 4.2 above).

10.1*	Registration Rights Agreement dated as of March 17, 2014 by and among PHI, Inc., the subsidiary guarantors party thereto and UBS Securities LLC.

10.2	Purchase Agreement dated as of March 6, 2014 by and among PHI, Inc., the subsidiary guarantors party thereto and UBS Securities, LLC pursuant to which the 2019 Notes were sold (incorporated herein by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed with the Securities Exchange Commission as of March 6, 2014).

99.1	Press release issued by PHI, Inc., dated March 3, 2014, announcing a tender offer and consent solicitation for all of its outstanding 2018 Notes (incorporated herein by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission as of March 4, 2014).

99.2	Press release issued by PHI, Inc. dated March 6, 2014, announcing the pricing of its offering of $500 million of the 2019 Notes (incorporated herein by reference to Exhibit 99.2 of the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission as of March 6, 2014).

99.3*	Press release by PHI, Inc., dated March 17, 2014, announcing receipt of early tenders and requisite consents with respect to its tender offer and consent solicitation for its 2018 Notes.

99.4*	Press release by PHI, Inc., dated March 17, 2014, announcing the completion of its private offering of $500 million of the 2019 Notes, completion of the initial settlement with respect to its tender offer and consent solicitation for its 2018 Notes, and the call of its remaining 2018 Notes for redemption.

*	Filed herewith